UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

Tortoise Pipeline & Energy Fund, Inc. 2014 Annual Report • November 30, 2014

1	2014 Annual Report

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $400 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy focuses on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

Distribution Policy: Tortoise Pipeline & Energy Fund, Inc. (“TTP”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s performance, TTP expects such distributions to correlate with its performance over time. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s performance for the entire calendar year and to enable TTP to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s assets to a level that was determined to be detrimental to TTP shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TTP’s investment performance from the amount of the distribution or from the terms of TTP’s distribution policy. TTP estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP is paid back to you. A return of capital distribution does not necessarily reflect TTP’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TTP will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	2

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Portfolio statistics by ownership structure	Portfolio statistics by asset type

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

3	2014 Annual Report

December 31, 2014

Dear fellow stockholders,

The broad energy sector, including North American pipeline companies, had a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks retreated significantly in the fourth quarter as investors reacted to the dramatic drop in crude oil prices. As can be the case in the short-term, the market did not necessarily decipher quality, and energy-related stocks across the value chain were affected. As such, pipeline companies also pulled back but to a lesser extent, as they typically are not directly affected by commodity price volatility and tend to have more steady, fee-based revenues.

Factors pressuring oil prices included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, during the last week of the fund’s fiscal year, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27 announcement that it would not cut current crude oil production levels. While this did not have much effect on the fund’s 2014 fiscal year, it did impact its entry into fiscal 2015.

Despite the challenging energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the same period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat economic data reflecting continued healthy domestic growth, although the global economy continued to struggle, with weakness particularly in Europe and Asia.

Pipeline sector review and outlook

The Tortoise North American Pipeline IndexSM returned 20.5 percent for the fiscal year ending Nov. 30, 2014. This performance outpaced that of the broader equity market as represented by the S&P 500 Index®, which returned 16.9 percent for the same period. It also reflects a volatile fourth quarter, during which the Tortoise North American Pipeline IndexSM returned -7.3 percent. Pipeline performance was driven by the strength of the fundamental assets of pipeline companies: they own and operate essential, scarce, and long-lived assets that fuel our economy and tend to offer recurring, fee-based revenues.

Despite lower crude oil prices, total U.S. crude oil production remained robust, averaging an estimated 8.6 million barrels per day (MMbbl/d) in 2014, with 2015 production projected to average 9.3 MMbbl/d.1 Natural gas production also has been strong, with volumes in 2014 reaching an estimated average of 70.0 billion cubic feet per day (Bcf/d) for the lower 48 states, and projected to grow by an average 3.1 percent in 2015,1 with the Marcellus being the predominant U.S. natural gas basin in this low-price environment. MLP and pipeline companies have remained responsive to infrastructure needs, with new projects coming online. We project capital investment in MLP, pipeline and related organic growth projects from 2014 through 2016 of approximately $135 billion. Based off committed projects underway, we have high visibility to cash flow growth in 2015 and 2016. These capital expenditures are already supported by shipper commitments, including crude oil projects to debottleneck along the Gulf Coast refining complex and to add capacity out of the Permian basin. Additionally, there are natural gas projects to relieve takeaway constraints in the Northeast. We believe new projects will continue at a fairly constant pace for natural gas-related projects, but at a slower clip for crude oil-related projects if prices remain low.

Capital markets were supportive of sector growth during the fiscal year, with MLP and pipeline companies raising approximately $105 billion and $50 billion in equity and debt, respectively. There were 17 new MLP initial public offerings during the year, five in the final quarter alone. This activity occurred in each sector of the energy value chain.

Merger and acquisition activity was healthy during the fiscal year, with approximately $170 billion in MLP and pipeline transactions. The largest of these was Kinder Morgan Inc.’s (KMI) $70 billion acquisition of three of its affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidating four publicly traded pipeline companies into one entity.

Fund performance review

The fund’s total assets increased from approximately $392.8 million on Nov. 30, 2013 to $443.6 million on Nov. 30, 2014, primarily from net realized and unrealized gains on investments and approximately $4 million in new leverage proceeds. The fund’s fiscal 2014 market-based and NAV-based total returns were 21.7 percent and 21.6 percent, respectively (both including the reinvestment of distributions). As noted earlier, this performance reflects a difficult fourth fiscal quarter, when the fund’s market-based and NAV-based returns were -9.6 percent and -13.3 percent, respectively.

The discount of the fund’s stock price relative to its NAV narrowed slightly over the year, ending the fiscal year at a 7.2 percent discount to NAV. We are undertaking some efforts that we believe may help improve investor sentiment and could perhaps continue closing that gap. We continue to believe in the closed-end fund structure and believe TTP is fundamentally well-positioned for the long-term, which is particularly relevant in today’s environment. We plan to increase education, communication and outreach emphasizing the benefits of the closed-end fund structure and the long-term attractive risk-reward potential of the fund’s strategy to both existing and potential stockholders. We’ll continue to work internally and with the fund board

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	4

to explore other areas that may continue to benefit market performance while maintaining our long-term, prudent approach to managing the fund.

At fiscal year end, the fund paid a quarterly distribution of $0.4075 per common share ($1.63 annualized) to stockholders. This distribution represented an annualized distribution rate of 5.0 percent based on the fund’s fiscal quarter closing price of $32.50. The fund also paid a distribution of $0.15 per share on Dec. 31, 2014 to meet minimum distribution requirements and to avoid being subject to excise taxes. For tax purposes, distributions to stockholders for 2014 were 1 percent qualified dividend income and 99 percent long-term capital gains. The fund ended the fiscal year with leverage at 20.5 percent of total assets, slightly lower than last year. Please refer to the inside front cover of this report for important information about the fund’s distribution policy.

Key asset performance drivers

A number of factors drove the fund’s asset performance during the fiscal year and the fourth fiscal quarter:

●	Natural gas pipeline companies contributed significantly to both absolute and relative performance for the fiscal year, as their progress continues to be driven by build-out of pipeline takeaway capacity, particularly out of the prolific Marcellus. However, these holdings detracted in the fourth fiscal quarter partially due to the fund’s underweight exposure to Kinder Morgan affiliates that continued to perform well following the acquisition and as some companies with natural gas liquids (NGL) price exposure declined along with crude oil prices.

●	Crude oil pipeline companies benefiting from robust production contributed to absolute and relative performance for much of the fiscal year. However, this group retracted as oil prices moved lower, in anticipation of decreased growth in volumes. However, the fund’s focus on strategic assets near premier basins helped drive better performance on a relative basis.

●	Refined products pipeline companies also added to both absolute and relative performance for the fiscal year as they benefited from strong fundamentals and expected drop down acquisitions. They retreated along with broader energy for the fourth fiscal quarter, but added to relative performance.

●	The fund’s exposure to marine transportation hurt performance on both an absolute and relative basis during the fourth fiscal quarter as they were impacted by crude oil prices.

●	The fund’s stake in gathering and processing pipeline companies that are benefiting from increased transport of NGLs contributed to absolute and relative performance for the fiscal year, although they detracted during the fourth quarter as NGL prices declined.

●	The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, contributed to the fund’s ability to generate current income. In higher-volatility environments such as the one we are currently experiencing, this strategy can be especially effective. The notional amount of the fund’s covered calls averaged approximately 12.8 percent of total assets, and their out-of-the-money percentage averaged approximately 7.1 percent during the year. However, the fund’s exposure to these upstream independent energy companies detracted from both absolute and relative results, as these firms struggled due to declining crude oil prices.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

We remain confident in the long-term fundamentals of the fund’s underlying investments. TTP’s focus on pipeline companies for the attractive attributes we addressed earlier has been firmly in place since its inception. We believe a portfolio providing exposure to essential assets that are diversified through both location and the products they carry will help investors through this volatility. We also continue to believe that the fund’s investment focus on quality, sustainable distributions and growth, while not bulletproof, positions the fund to deliver attractive total return potential anchored in current income. Finally, we remain steadfast in our belief in the long-term investment opportunity that TTP offers, despite the current challenges in the energy market.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.
Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.
1 Energy Information Administration, Dec. 2014

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

5	2014 Annual Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2013	2014
	2013	2014	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Dividends and distributions received
from investments	$12,453	$13,859	$3,125	$3,246	$3,425	$3,502	$3,686
Less foreign withholding taxes	(175)	(190)	(39)	(38)	(41)	(52)	(59)
Dividends paid in stock	2,466	2,648	649	663	681	682	622
Net premiums on options written	6,709	6,485	1,679	1,837	1,685	1,496	1,467
Total from investments	21,453	22,802	5,414	5,708	5,750	5,628	5,716
Operating Expenses Before
Leverage Costs
Advisory fees, net of fees waived	3,347	4,216	872	925	1,032	1,148	1,111
Other operating expenses	549	644	134	152	162	164	166
	3,896	4,860	1,006	1,077	1,194	1,312	1,277
Distributable cash flow before
leverage costs	17,557	17,942	4,408	4,631	4,556	4,316	4,439
Leverage costs(2)	2,512	2,567	630	637	643	643	644
Distributable Cash Flow(3)	$15,045	$15,375	$3,778	$3,994	$3,913	$3,673	$3,795
Net realized gain on investments
and foreign currency translation,
for the period	$16,131	$22,866	$9,613	$4,870	$3,664	$2,924	$11,408
As a percent of average total assets(4)
Total from investments	5.73%	5.11%	5.56%	5.69%	5.26%	4.64%	4.84%
Operating expenses before
leverage costs	1.04%	1.09%	1.03%	1.07%	1.09%	1.08%	1.08%
Distributable cash flow before
leverage costs	4.69%	4.02%	4.53%	4.62%	4.17%	3.56%	3.76%
As a percent of average net assets(4)
Total from investments	7.40%	6.38%	7.16%	7.34%	6.64%	5.71%	6.04%
Operating expenses before leverage costs	1.34%	1.36%	1.33%	1.39%	1.38%	1.33%	1.35%
Leverage costs and current taxes	0.87%	0.72%	0.83%	0.82%	0.74%	0.65%	0.68%
Distributable cash flow	5.19%	4.30%	5.00%	5.13%	4.52%	3.73%	4.01%

Selected Financial Information
Distributions paid on common stock	$16,317	$16,327	$4,082	$4,082	$4,082	$4,081	$4,082
Distributions paid on common stock
per share	1.6300	1.6300	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period	392,764	443,581	392,764	417,127	456,893	503,048	443,581
Average total assets during period(5)	374,364	446,593	390,256	406,555	433,489	481,017	473,470
Leverage(6)	87,200	91,000	87,200	84,400	90,000	89,600	91,000
Leverage as a percent of total assets	22.2%	20.5%	22.2%	20.2%	19.7%	17.8%	20.5%
Net unrealized appreciation, end of period	69,119	109,930	69,119	90,160	128,774	178,087	109,930
Net assets, end of period	303,797	350,975	303,797	326,739	363,949	410,405	350,975
Average net assets during period(7)	289,876	357,486	303,301	315,189	343,389	390,977	379,709
Net asset value per common share	30.33	35.04	30.33	32.62	36.34	40.97	35.04
Market value per common share	28.11	32.50	28.11	29.04	32.95	36.46	32.50
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	6

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Pipeline & Energy Fund, Inc.’s (“TTP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments decreased during 4th quarter 2014, contributing to a decrease in total assets of approximately $59.5 million since August 31, 2014. Total income from our investments increased while a decrease in average total assets during the quarter resulted in lower asset-based expenses. We maintained our regular quarterly distribution of $0.4075 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes at the fund level. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which we invest, and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the Key Financial Data table and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs and common

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

7	2014 Annual Report

Management’s Discussion (unaudited)
(continued)

stock on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below in Distributable Cash Flow and Capital Gains.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 20 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 4th quarter 2014 were approximately $5.7 million, an increase of 5.6 percent as compared to 4th quarter 2013 and an increase of 1.6 percent as compared to 3rd quarter 2014. This reflects earnings on our investments of $4.2 million and net premiums on options written of approximately $1.5 million. The per share distribution increases from our investments during the quarter were partially offset by reduced net option premiums due to a continued low volatility environment for the majority of the quarter. On an annualized basis, the total received from investments equates to 4.84 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.08 percent of average total assets for the 4th quarter 2014, an increase of 0.05 percent as compared to 4th quarter 2013 and unchanged as compared to 3rd quarter 2014. Advisory fees, net of fees waived, for the 4th quarter 2014 decreased 3.2 percent from 3rd quarter 2014 as a result of decreased average managed assets during the quarter. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser waived an amount equal to 0.20 percent of average monthly managed assets during calendar year 2013, and has agreed to waive an amount equal to 0.15 percent of average monthly managed assets during calendar year 2014, 0.10 percent of average monthly managed assets during calendar year 2015 and 0.05 percent of average monthly managed assets during calendar year 2016. Other operating expenses increased slightly as compared to 3rd quarter 2014.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $0.6 million for the 4th quarter 2014, a slight increase as compared to 3rd quarter 2014 due to an increase in leverage utilization during the quarter.

The weighted average annual rate of our leverage at November 30, 2014 was 2.76 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable cash flow and capital gains

For 4th quarter 2014, our DCF was approximately $3.8 million, an increase of 3.3 percent as compared to 3rd quarter 2014. This is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 3.76 percent of average total assets for the quarter and 4.01 percent of average net assets for the quarter. We paid a regular distribution of approximately $4.1 million, or $0.4075 per share, during the quarter, unchanged from the 3rd quarter 2014.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	8

Management’s Discussion (unaudited)
(continued)

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2014 and 4th quarter 2014 (in thousands):

	FY	4th Qtr
	2014	2014
Net Investment Income	$759	$329
Adjustments to reconcile to DCF:
Net premiums on options written	6,485	1,467
Distributions characterized as return of capital	5,372	1,349
Dividends paid in stock	2,648	622
Amortization of debt issuance costs	111	28
DCF	$15,375	$3,795

Subsequent to our fiscal year-end, we paid a distribution of $1.5 million, or $0.15 per share, on December 31, 2014 to meet our required distributions of net investment company taxable income and net realized gains from investments.

Liquidity and capital resources

We had total assets of $443.6 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During the 4th quarter 2014, total assets decreased approximately $59.5 million. This change was primarily the result of a $59.3 million decrease in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions), net sales during the quarter of approximately $0.6 million and an increase in receivables of approximately $0.4 million.

Total leverage outstanding at November 30, 2014 was $91.0 million, an increase of $1.4 million as compared to August 31, 2014. Outstanding leverage is comprised of $49 million in senior notes, $16 million in preferred shares and $26 million outstanding under the credit facility, with approximately 60 percent of leverage with fixed rates and a weighted average maturity of 2.6 years. Total leverage represented 20.5 percent of total assets at November 30, 2014, as compared to 17.8 percent as of August 31, 2014 and 22.2 percent as of November 30, 2013. This is below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $65 million is comprised of 75 percent private placement debt and 25 percent private placement preferred equity with a weighted average rate of 3.34 percent and remaining weighted average laddered maturity of approximately 3.4 years.

We use leverage to acquire equity investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 9, 10 and 11 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to year-end, we issued $10,000,000 of Series E Notes which carry a floating interest rate based on 3-month LIBOR plus 1.00 percent and mature on December 12, 2019, $6,000,000 of Series F Notes which carry a fixed interest rate of 3.01 percent and mature on December 12, 2020, and $6,000,000 of Series G Notes which carry a floating interest rate based on 3-month LIBOR plus 1.05 percent and mature on December 12, 2022. The proceeds from these issuances were used to fund the maturity of $17,000,000 of Series B Notes on December 15, 2014 and to reduce the outstanding balance on our credit facility.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We have begun relying on a prior exemption obtained by our Adviser permitting us to make periodic distributions of long-term capital gains. We may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, regular and special cash distributions paid to common stockholders for the calendar year ended December 31, 2014 were approximately 1 percent QDI and 99 percent long-term capital gain. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

9	2014 Annual Report

Schedule of Investments
November 30, 2014

	Shares	Fair Value
Common Stock — 87.7%(1)

Crude/Refined Products Pipelines — 9.3%(1)
Canada — 7.9%(1)
Enbridge Inc.	292,810	$13,463,404
Inter Pipeline Ltd.	314,300	8,965,864
Pembina Pipeline Corporation	151,454	5,160,164
United States — 1.4%(1)
Plains GP Holdings, L.P.	194,358	5,049,421
		32,638,853
Local Distribution Companies — 10.2%(1)
United States — 10.2%(1)
CenterPoint Energy, Inc.	298,962	7,157,150
NiSource Inc.	683,109	28,581,281
		35,738,431
Marine Transportation — 1.7%(1)
Republic of the Marshall Islands — 1.7%(1)
Teekay Offshore Partners L.P.	223,330	5,741,814
Natural Gas Gathering Pipelines — 5.4%(1)
United States — 5.4%(1)
Targa Resources Corp.	166,600	19,015,724
Natural Gas Pipelines — 47.6%(1)
Canada — 7.8%(1)
TransCanada Corporation	570,450	27,472,872
United States — 39.8%(1)
Kinder Morgan, Inc.	670,345	27,718,774
ONEOK, Inc.	588,418	31,868,719
Spectra Energy Corp.	1,018,621	38,585,364
Williams Companies, Inc.	802,105	41,508,934
		167,154,663
Oil and Gas Production — 12.2%(1)
United States — 12.2%(1)
Anadarko Petroleum Corporation(2)	38,299	3,031,366
Antero Resources Corporation(2)(3)	24,900	1,168,308
Cabot Oil & Gas Corporation(2)	108,000	3,568,320
Carrizo Oil & Gas, Inc.(2)(3)	16,500	651,090
Chesapeake Energy Corporation(2)	50,100	1,015,026
Cimarex Energy Co.(2)	22,000	2,308,900
Concho Resources Inc.(2)(3)	27,000	2,571,750
Continental Resources, Inc.(2)(3)	73,600	3,016,128
EOG Resources, Inc.(2)	53,700	4,656,864
EP Energy Corporation(3)	41,200	440,428
Hess Corporation(2)	13,300	969,969
Kodiak Oil & Gas Corp.(2)(3)	70,700	518,231
Marathon Oil Corporation(2)	120,800	3,493,536
Newfield Exploration Company(2)(3)	62,500	1,701,875
Noble Energy, Inc.(2)	44,400	2,183,592
Occidental Petroleum Corporation(2)	31,400	2,504,778
Pioneer Natural Resources Company(2)	27,700	3,967,471
Range Resources Corporation(2)	50,200	3,295,630
Rice Energy Inc.(2)(3)	38,520	959,148
Whiting Petroleum Corporation(2)(3)	20,200	843,754
		42,866,164
Power/Utility — 1.3%(1)
United States — 1.3%(1)
NRG Yield, Inc.	95,874	4,543,469
Total Common Stock
(Cost $241,819,045)		307,699,118

Master Limited Partnerships
and Related Companies — 38.2%(1)

Crude/Refined Products Pipelines — 20.3%(1)
United States — 20.3%(1)
Buckeye Partners, L.P.	83,000	6,380,210
Enbridge Energy Management, L.L.C.(4)	597,388	21,744,906
Genesis Energy L.P.	18,700	823,361
Magellan Midstream Partners, L.P.	106,791	8,851,906
MPLX LP	102,268	6,791,618
Oiltanking Partners, L.P.	25,600	1,235,712
Phillips 66 Partners LP	59,100	3,678,975
Plains All American Pipeline, L.P.	194,400	10,001,880
Rose Rock Midstream, L.P.	28,714	1,541,368
Shell Midstream Partners, L.P.	32,430	1,184,344
Sunoco Logistics Partners L.P.	148,800	7,163,232
Tesoro Logistics LP	16,700	956,409
Valero Energy Partners LP	23,059	962,021
		71,315,942

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	10

Schedule of Investments (continued)
November 30, 2014

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 10.3%(1)
United States — 10.3%(1)
Crestwood Midstream Partners LP	165,333	$3,319,887
Energy Transfer Partners, L.P.	177,700	11,580,709
Enterprise Products Partners L.P.	267,654	9,994,200
ONEOK Partners, L.P.	48,900	2,155,512
Regency Energy Partners LP	189,149	5,388,855
Williams Partners L.P.	75,200	3,890,848
		36,330,011
Natural Gas Gathering/Processing — 7.6%(1)
United States — 7.6%(1)
Access Midstream Partners, L.P.	58,958	3,695,487
Antero Midstream Partners LP	40,013	1,107,960
DCP Midstream Partners, LP	97,900	4,690,389
EnLink Midstream Partners, L.P.	55,955	1,560,585
MarkWest Energy Partners, L.P.	87,300	6,203,538
Targa Resources Partners LP	70,000	3,838,100
Western Gas Equity Partners, LP	46,500	2,920,200
Western Gas Partners LP	36,300	2,574,759
		26,591,018
Total Master Limited Partnerships
and Related Companies (Cost $90,531,934)		134,236,971

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(5) (Cost $62,032)	62,032	62,032
Total Investments — 125.9%(1)
(Cost $332,413,011)		441,998,121
Senior Notes — (14.0%)(1)		(49,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (4.5%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $437,356) — (0.0%)(1)		(91,268)
Other Assets and Liabilities — (7.4%)(1)		(25,931,913)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$350,974,940

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of November 30, 2014.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

11	2014 Annual Report

Schedule of Options Written
November 30, 2014

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	December 2014	$100.00	382	$(5,730)
Antero Resources Corporation	December 2014	60.00	249	(4,980)
Cabot Oil & Gas Corporation	December 2014	37.50	1,080	(13,500)
Carrizo Oil & Gas, Inc.	December 2014	60.00	165	(3,300)
Chesapeake Energy Corporation	December 2014	26.00	501	(1,503)
Cimarex Energy Co.	December 2014	125.00	220	(7,700)
Concho Resources Inc.	December 2014	130.00	270	(7,425)
Continental Resources, Inc.	December 2014	57.50	736	(2,944)
EOG Resources, Inc.	December 2014	110.00	537	(2,685)
Hess Corporation	December 2014	87.50	133	(1,729)
Kodiak Oil & Gas Corp.	December 2014	11.00	707	(2,121)
Marathon Oil Corporation	December 2014	35.00	1,208	(8,456)
Newfield Exploration Company	December 2014	38.00	625	(3,125)
Noble Energy, Inc.	December 2014	60.00	444	(2,220)
Occidental Petroleum Corporation	December 2014	92.50	314	(1,570)
Pioneer Natural Resources Company	December 2014	190.00	277	(2,770)
Range Resources Corporation	December 2014	77.50	502	(10,040)
Rice Energy Inc.	December 2014	30.00	385	(8,662)
Whiting Petroleum Corporation	December 2014	60.00	202	(808)
Total Value of Call Options Written
(Premiums received $437,356)				$(91,268)

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	12

Statement of Assets & Liabilities
November 30, 2014

Assets
Investments at fair value (cost $332,413,011)	$441,998,121
Receivable for Adviser fee waiver	114,857
Dividends receivable	633,868
Receivable for investments sold	418,365
Receivable for call options written	76,839
Prepaid expenses and other assets	338,514
Total assets	443,580,564
Liabilities
Options written, at fair value
(premiums received $437,356)	91,268
Payable to Adviser	842,289
Accrued directors’ fees and expenses	4,845
Accrued expenses and other liabilities	667,222
Credit facility borrowings	26,000,000
Senior notes	49,000,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
640,000 shares outstanding)	16,000,000
Total liabilities	92,605,624
Net assets applicable to
common stockholders	$350,974,940
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,016,413 shares issued and outstanding
(100,000,000 shares authorized)	$10,016
Additional paid-in capital	235,099,790
Undistributed net investment income	5,368,018
Undistributed net realized gain	567,221
Net unrealized appreciation	109,929,895
Net assets applicable to
common stockholders	$350,974,940
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$35.04

Statement of Operations
Year Ended November 30, 2014

Investment Income
Dividends and distributions from common stock
(net of foreign taxes withheld of $190,016)	$8,546,091
Distributions from master limited partnerships	5,122,440
Less return of capital on distributions	(5,371,340)
Net dividends and distributions from investments	8,297,191
Dividends from money market mutual funds	99
Total Investment Income	8,297,290
Operating Expenses
Advisory fees	4,900,634
Administrator fees	179,443
Professional fees	139,749
Directors’ fees	85,415
Stockholder communication expenses	71,204
Fund accounting fees	57,061
Custodian fees and expenses	27,425
Registration fees	24,089
Stock transfer agent fees	12,764
Other operating expenses	46,907
Total Operating Expenses	5,544,691
Leverage Expenses
Interest expense	1,798,785
Distributions to mandatory redeemable
preferred stockholders	686,401
Amortization of debt issuance costs	111,015
Other leverage expenses	81,932
Total Leverage Expenses	2,678,133
Total Expenses	8,222,824
Less fees waived by Adviser	(684,843)
Net Expenses	7,537,981
Net Investment Income	759,309
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	22,875,486
Net realized loss on options	(930,944)
Net realized loss on foreign currency and
translation of other assets and
liabilities denominated in foreign currency	(9,706)
Net realized gain	21,934,836
Net unrealized appreciation of investments,
including foreign currency gain (loss)	40,715,337
Net unrealized appreciation of options	95,131
Net unrealized appreciation of other assets and
liabilities due to foreign currency translation	22
Net unrealized appreciation	40,810,490
Net Realized and Unrealized Gains	62,745,326
Net Increase in Net Assets Applicable to
Common Stockholders Resulting
from Operations	$63,504,635

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

13	2014 Annual Report

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Operations
Net investment income	$759,309	$999,346
Net realized gain	21,934,836	14,046,374
Net unrealized appreciation	40,810,490	52,210,779
Net increase in net assets applicable to common stockholders
resulting from operations	63,504,635	67,256,499
Distributions to Common Stockholders
Net investment income	(216,175)	(5,763,083)
Net realized gain	(16,110,578)	(10,291,818)
Return of capital	—	(261,899)
Total distributions to common stockholders	(16,326,753)	(16,316,800)
Capital Stock Transactions
Issuance of 12,213 common shares from reinvestment of distributions to stockholders	—	349,292
Total increase in net assets applicable to common stockholders	47,177,882	51,288,991
Net Assets
Beginning of year	303,797,058	252,508,067
End of year	$350,974,940	$303,797,058
Undistributed net investment income, end of year	$5,368,018	$4,089,287

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	14

Statement of Cash Flows
Year Ended November 30, 2014

Cash Flows From Operating Activities
Dividends and distributions received from common stock and money market mutual funds	$8,600,496
Distributions received from master limited partnerships	5,122,440
Purchases of long-term investments	(82,164,982)
Proceeds from sales of long-term investments	89,445,638
Proceeds from sales of short-term investments, net	8,428
Call options written, net	(1,221,961)
Interest expense paid	(1,792,019)
Other leverage expenses paid	(83,423)
Distributions to mandatory redeemable preferred stockholders	(686,401)
Operating expenses paid	(4,701,463)
Net cash provided by operating activities	12,526,753
Cash Flows From Financing Activities
Advances from revolving credit facility	46,000,000
Repayments on revolving credit facility	(42,200,000)
Distributions paid to common stockholders	(16,326,753)
Net cash used in financing activities	(12,526,753)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$63,504,635
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(82,164,982)
Proceeds from sales of long-term investments	89,864,003
Proceeds from sales of short-term investments, net	8,428
Call options written, net	(1,145,122)
Return of capital on distributions received	5,371,340
Net unrealized appreciation	(40,810,490)
Net realized gain	(21,934,836)
Amortization of debt issuance costs	111,015
Changes in operating assets and liabilities:
Decrease in dividends receivable	54,306
Increase in prepaid expenses and other assets	(857)
Increase in receivable for investments sold	(418,365)
Increase in receivable for call options written	(76,839)
Increase in payable to Adviser, net of fee waiver	136,910
Increase in accrued expenses and other liabilities	27,607
Total adjustments	(50,977,882)
Net cash provided by operating activities	$12,526,753

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

15	2014 Annual Report

Financial Highlights

				Period from
				October 31, 2011(1)
	Year Ended	Year Ended	Year Ended	through
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011
Per Common Share Data(2)
Net Asset Value, beginning of period	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	25.00
Income from Investment Operations
Net investment income (loss)(3)	0.08	0.10	0.12	(0.02)
Net realized and unrealized gains(3)	6.26	6.62	2.33	0.61
Total income from investment operations	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.02)	(0.57)	(0.24)	—
Net realized gain	(1.61)	(1.03)	(1.07)	—
Return of capital	—	(0.03)	(0.32)	—
Total distributions to common stockholders	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs on
issuance of common stock(4)	—	—	—	(1.17)
Net Asset Value, end of period	$35.04	$30.33	$25.24	$24.42
Per common share market value, end of period	$32.50	$28.11	$24.15	$25.01
Total Investment Return Based on Market Value(5)(6)	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.18	0.19	0.21	0.56
Total operating expenses, before fee waiver	1.55	1.61	1.65	1.73
Fee waiver	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.36	1.35	1.32	1.46
Leverage expenses	0.75	0.90	1.03	0.31
Total expenses	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	16

Financial Highlights (continued)

				Period from
				October 31, 2011(1)
	Year Ended	Year Ended	Year Ended	through
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011
Ratio of net investment income (loss) to average net assets
before fee waiver(7)	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to average net assets
after fee waiver(7)	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings, end of period (000’s)	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior notes outstanding,
end of period	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets, excluding
senior notes, end of period	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(8)	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and
credit facility borrowings(8)	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(9)	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	486%	448%	409%	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

17	2014 Annual Report

Notes to Financial Statements
November 30, 2014

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors.

Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options shall be valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded.

The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	18

Notes to Financial Statements (continued)

investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2014, the Company reallocated the amount of 2013 investment income and return of capital it recognized based on the 2013 tax reporting information received from the individual Master Limited Partnerships (“MLPs”). This reclassification amounted to a decrease in net investment income of approximately $356,000 or $0.036 per share, an increase in unrealized appreciation of investments of approximately $290,000 or $0.029 per share, and an increase in realized gains of approximately $66,000 or $0.007 per share for the year ended November 30, 2014.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on a fixed annual rate. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

19	2014 Annual Report

Notes to Financial Statements (continued)

G. Offering and debt issuance costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”) or that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived fees in an amount equal to an annual rate of 0.20 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013 and has contractually agreed to waive fees in an amount equal to 0.15 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, 0.10 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015 and 0.05 percent of average monthly Managed Assets for the period from January 1, 2016 through December 31, 2016. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the remaining balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	20

Notes to Financial Statements (continued)

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $735,597 to undistributed net investment income, $(702,313) to undistributed net realized gain and $(33,284) to additional paid-in capital.

The tax character of distributions paid to common and preferred stockholders for the years ending November 30, 2014 and November 30, 2013 was as follows:

	Year Ended November 30, 2014
	Common	Preferred	Total
Ordinary income*	$216,175	$9,088	$225,263
Long-term capital gain	16,110,578	677,313	16,787,891
Return of capital	—	—	—
Total distributions	$16,326,753	$686,401	$17,013,154

	Year Ended November 30, 2013
	Common	Preferred	Total
Ordinary income*	$8,103,042	$346,428	$8,449,470
Long-term capital gain	7,952,045	339,972	8,292,017
Return of capital	261,713	—	261,713
Total distributions	$16,316,800	$686,400	$17,003,200

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Additional tax information was received after the November 30, 2013 financial statements were issued; therefore we have revised our tax distribution designations for the year ended November 30, 2013 as set forth above.

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$115,372,795
Undistributed long-term capital gain	2,429,495
Other temporary differences*	(1,937,156)
Accumulated earnings	$115,865,134

* Other temporary differences primarily relate to losses deferred under straddle regulations per IRC Code Sec. 1092.

As of November 30, 2014, the aggregate cost of securities for federal income tax purposes was $318,805,038. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $130,320,097, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $7,127,014 and the net unrealized appreciation was $123,193,083.

6. Fair value of financial instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2014. These assets and liabilities are measured on a recurring basis.

	Fair Value
	at November 30,
Description	2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$307,699,118	$307,699,118	$—	$—
Master Limited Partnerships
and Related Companies(a)	134,236,971	134,236,971	—	—
Total Equity Securities	441,936,089	441,936,089	—	—
Other Securities:
Short-Term Investment(b)	62,032	62,032	—	—
Total Assets	$441,998,121	$441,998,121	$—	$—
Liabilities
Written Call Options	$91,268	$91,268	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2014.

The Company did not hold any Level 3 securities during the year ended November 30, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the year ended November 30, 2014.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

21	2014 Annual Report

Notes to Financial Statements (continued)

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the year ended November 30, 2014, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2013	8,720	$651,535
Options written	103,558	6,676,227
Options closed	(89,041)	(5,989,257)
Options exercised	(2,205)	(142,470)
Options expired	(12,095)	(758,679)
Options outstanding at November 30, 2014	8,937	$437,356

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at November 30, 2014:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$91,268

The following table presents the effect of derivatives on the Statement of Operations for the year ended November 30, 2014:

	Location of Gains (Losses) on Derivatives
		Net Unrealized
Derivatives not accounted for as	Net Realized Loss	Appreciation
hedging instruments under ASC 815	on Options	of Options
Written equity call options	$(930,944)	$95,131

8. Investment transactions

For the year ended November 30, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $82,164,982 and $89,864,003 (excluding short-term debt securities), respectively.

9. Senior notes

The Company has $49,000,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments each quarter until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	22

Notes to Financial Statements (continued)

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2014.

					Notional/
	Maturity	Interest		Payment	Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series A	December 15, 2016	1.98	%(1)	Quarterly	$10,000,000	$10,000,000
Series B	December 15, 2014	2.50%		Quarterly	17,000,000	17,097,712
Series C	December 15, 2018	3.49%		Quarterly	6,000,000	6,294,377
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	17,157,058
					$49,000,000	$50,549,147

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.75 percent. The current rate is effective for the period from September 15, 2014 through December 15, 2014. The weighted-average interest rate for the year ended November 30, 2014 was 1.99 percent.

10. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A MRP Stock authorized and 640,000 shares are outstanding at November 30, 2014. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair value in the table below is a Level 2 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of November 30, 2014.

	Mandatory			Aggregate
	Redemption		Shares	Liquidation	Estimated
Series	Date	Fixed Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,929,123

The MRP Stock is redeemable in certain circumstances at the option of the Company, subject to payment of any applicable make-whole amounts. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

23	2014 Annual Report

Notes to Financial Statements (continued)

11. Credit facility

As of November 30, 2014, the Company has a $30,000,000 unsecured credit facility that matures on June 15, 2015. The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2014 was approximately $23,100,000 and 1.28 percent, respectively. At November 30, 2014, the principal balance outstanding was $26,000,000 at an interest rate of 1.28 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2014, the Company was in compliance with the terms of the credit facility.

12. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,016,413 shares outstanding at November 30, 2014 and 2013.

13. Subsequent events

On December 12, 2014, the Company issued $10,000,000 of Series E Notes which carry a floating interest rate based on 3-month LIBOR plus 1.00 percent and mature on December 12, 2019, $6,000,000 of Series F Notes which carry a fixed interest rate of 3.01 percent and mature on December 12, 2020, and $6,000,000 of Series G Notes which carry a floating interest rate based on 3-month LIBOR plus 1.05 percent and mature on December 12, 2022.

On December 31, 2014, the Company paid a distribution in the amount of $0.15 per common share, for a total of $1,502,462. Of this total, the dividend reinvestment amounted to $99,405.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Pipeline & Energy Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Pipeline & Energy Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Pipeline & Energy Fund, Inc. at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 21, 2015

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

25	2014 Annual Report

Company Officers and Directors (unaudited)
November 30, 2014

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Public Company Directorships Held
Independent Directors**
Rand C. Berney (Born 1955)	Class I director; Director since 2014

Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012; formerly Senior Vice President of Corporate Shares Services of ConocoPhillips (2009-2012); Vice President and Controller of ConocoPhillips (2002-2009); Vice President and Controller of Phillips Petroleum Company (1997-2009); Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None

Conrad S. Ciccotello (Born 1960)	Class III director; Director since 2011	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.

Charles E. Heath (Born 1942)	Class I director; Director since 2011	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.

(1)	Class I directors have a term ending in 2015, Class II directors have a term ending in 2016, and Class III directors have a term ending in 2017.
(2)	This number includes Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TPZ, NTG, TYG and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Effective January 1, 2015, Ms. Alexandra Herger joined the Company’s Board of Directors as a Class II independent director. Ms. Herger also joined the Board of Directors of each of TPZ, NTG, TYG and NDP. Ms. Herger was born in 1957. Ms. Herger most recently served as interim vice president of exploration for Marathon Oil prior to her retirement in 2014. Previously she served as director of international exploration and new ventures for Marathon Oil from 2008 to 2014, and in various positions with Shell Exploration and Production Co. between 2002 and 2008. Ms. Herger also held positions at Enterprise Oil and Hess Corp., and began her career at Exxon Corp. where she held various onshore U.S., offshore Gulf of Mexico, and international assignments in exploration, production and planning departments. Ms. Herger is a member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society. Ms. Herger has been a member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010. Ms. Herger is also a director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	26

Company Officers and Directors (unaudited) (continued)
November 30, 2014

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Public Company Directorships Held
Interested Director and Officers(3)
H. Kevin Birzer (Born 1959)	Class II director; Director and Chairman of the Board since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

			5	None

Terry Matlack (Born 1956)	Class III director; Chief Executive Officer since 2011; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TPZ, NTG and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of each of TYG and TPZ since May 2011, of NDP since inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

			5	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2011

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG since 2010, of TPZ since May 2011, of each of TYG and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of TYG, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG and TPZ since May 2011, of NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of TPZ, NTG and NDP since its inception, of each of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of TPZ, NTG and NDP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG and TPZ since May 2011, of NTG since 2010, of NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”)

(1)	Class I directors have a term ending in 2015, Class II directors have a term ending in 2016, and Class III directors have a term ending in 2017. Officers elected annually.
(2)	This number includes TYG, NTG, TPZ, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, NTG, TPZ and NDP.
(3)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

27	2014 Annual Report

Additional Information (unaudited)

Notice to stockholders

For stockholders that do not have a November 30, 2014 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2014, the Company is designating the following items with regard to distributions paid during the year.

Common distributions

Return					Qualifying
Of	Long-Term	Ordinary			For Corporate
Capital	Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
0%	98.68%	1.32%	100.00%	100.00%	100.00%

Preferred distributions

Return					Qualifying
Of	Long-Term	Ordinary			For Corporate
Capital	Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
0%	98.68%	1.32%	100.00%	100.00%	100.00%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2014, the aggregate compensation paid by the Company to the independent directors was $81,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available via the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	28

Additional Information (unaudited) (continued)

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Automatic dividend reinvestment plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2014, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

29	2014 Annual Report

Additional Information (unaudited) (continued)

Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during executive session and discussed the agreement and related information.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the Company. Additionally, the Independent Directors considered the extent of the resources devoted to research and analysis of the Company’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Company, and meeting regulatory requirements. Further, the Independent Directors considered the adequacy of the number of the Adviser personnel (including the caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, trading, client service and compliance professionals dedicated to the Company), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Company. The Adviser provides the Company with certain services (in addition to any such services provided to the Company by third parties) and officers and other personnel as are necessary for the operations of the Company. In particular, the Adviser provides the Company with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the Company; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the Company, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the Company’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Company, including the Company’s Code of Ethics.

The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the energy market, as well as the nature, extent and quality of services provided by the Adviser to the Company, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the energy sector. The Independent Directors considered the Company’s investment performance for one-year and since inception periods against peer funds as well as a custom composite of sector indices (“custom composite”) and other specialized sector and more general market indices, and senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Adviser believes that performance relative to the custom composite is an appropriate performance metric for the Company. The

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	30

Additional Information (unaudited) (continued)

Independent Directors noted that for the relevant periods, based on NAV, the Company’s performance has historically outperformed the average for its peers, the custom composite and the sector market index, and based on market price, the Company has both outperformed and underperformed the average for its peers depending on the period. The Independent Directors also noted that the custom composite and the sector market index are pre expenses, in contrast to the Company and its peers. The Independent Directors also noted differences across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and a more conservative leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of strategic alternatives for the Company, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review, the Independent Directors concluded that the Company’s performance has been reasonable based on the Company’s strategy and compared to other closed-end funds that focus on the energy sector and that the Company has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers to closed-end funds.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the Company and to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Company’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other energy investment companies determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Company is paying under the Investment Advisory Agreement, as well as the expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Independent Directors also considered that the Adviser was proposing to amend its contractual agreement to extend the investment advisory fee waiver and waive fees in the amount of 0.10 percent of its 1.10 percent investment advisory fee for the period from January 1, 2015 through December 31, 2015, thereby reducing the fee to 1.00 percent, and in the amount of 0.05 percent of its 1.10 percent investment advisory fee for the period from January 1, 2016 through December 31, 2016, thereby reducing the fee to 1.05 percent.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

31	2014 Annual Report

Additional Information (unaudited) (continued)

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the Company and its shareholders.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	34

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Pipeline & Energy Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent (effective 1/1/15)

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,246	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$430
Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,208	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$385
				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$251

(1)	As of 12/31/14

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$105,000	$103,000
Audit-Related Fees	—	—
Tax Fees	$20,000	$21,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$20,000	$21,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2014 and 2013, the Adviser was billed approximately $130,100 and $70,500 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2014 was comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney and Mr. Charles E. Heath. Effective January 1, 2015, Ms. Alexandra Herger joined the Registrant’s Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant’s audit committee consists of Mr. Ciccotello, Mr. Berney, Mr. Heath and Ms. Herger.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2014.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2011; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TPZ, NTG and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of each of TYG and TPZ since May 2011, of NDP since inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG and TPZ since May 2011, of NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of TPZ, NTG and NDP since its inception, of each of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of TPZ, NTG and NDP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG and TPZ since May 2011, of NTG since 2010, of NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TPZ, NTG and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2014:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	10	$10,242,530,285	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Zachary A. Hamel
Registered investment companies	10	$10,242,530,285	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Kenneth P. Malvey
Registered investment companies	10	$10,242,530,285	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Terry Matlack
Registered investment companies	10	$10,242,530,285	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
David J. Schulte
Registered investment companies	10	$10,242,530,285	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments, certain employees of the Adviser may become aware of actions planned, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of companies about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with pipeline and other energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte have entered into services agreements with the Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances. Under these services agreements, they receive a base guaranteed payment for the services they provide. They are also eligible for an annual cash bonus based on, among other things, the services they provide, the Adviser’s pre-tax earnings and the satisfaction of certain other conditions, including compliance by the Adviser with certain contractual covenants and compliance by each of the closed-end funds managed by the Adviser (including Registrant) with applicable rules and regulations. The Adviser’s earnings are based in part on the value of assets held in the Registrant’s portfolio, as the Adviser’s fee to the Registrant is a percentage of the average monthly managed assets of the Registrant. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2014:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/14-6/30/14
Month #2	0	0	0	0
7/1/14-7/31/14
Month #3	0	0	0	0
8/1/14-8/31/14
Month #4	0	0	0	0
9/1/14-9/30/14
Month #5	0	0	0	0
10/1/14-10/31/14
Month #6	0	0	0	0
11/1/14-11/30/14
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to the Registrant’s common shareholders in accordance with an order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated September 12, 20111

1 The Registrant is relying on exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common shares as frequently as twelve times each year. This relief is conditioned, in part, on Registrant making the disclosures to the holders of the Registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Registrant is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Pipeline & Energy Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 21, 2015

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 21, 2015